SUNAMERICA FOCUSED SERIES, INC.

                        SUPPLEMENT DATED FEBRUARY 3, 2004

            TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF
                        SUNAMERICA FOCUSED SERIES, INC.,
                   DATED JANUARY 28, 2003 AND NOVEMBER 8, 2002


At a meeting of the Board of Directors of the Fund held on October 30, 2003, the Board approved a name change for the Fund. Therefore, effective January 1, 2004, the name SunAmerica Style Select Series, Inc. is changed to SunAmerica
Focused Series, Inc. This name change does not affect your investment.